As filed with the Securities and Exchange Commission on December 17, 2009
Registration No. 333-163276

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 1
to

Form S-3
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

Commercial Vehicle Group, Inc.*
(Exact name of registrant as specified in its charter)

Delaware	41-1990662
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

7800 Walton Parkway
New Albany, Ohio 43054
(614) 289-5360
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Chad M. Utrup
Chief Financial Officer
Commercial Vehicle Group, Inc.
7800 Walton Parkway
New Albany, Ohio 43054
Tel.: (614) 289-5360
Fax: (614) 289-5361
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of all communications, including communications sent to agent for service, should be sent to:
Dennis M. Myers, P.C.
Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654
Fax: (312) 862-2200

* The co-registrants listed on the next page are also included in this Form S-3 Registration Statement as additional registrants.

Approximate date of commencement of proposed sale to the public:  From time to time on or after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☑

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☑	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Maximum
Title of Each Class of	Amount to be	Offering Price	Aggregate Offering	Amount of
Securities to be Registered(1)	Registered(1)(2)	Per Share(1)(2)	Price(1)(2)(3)	Registration Fee(4)
Common Stock, par value $0.01 per share (5)	—	—	—	—
Debt Securities (6)	—	—	—	—
Guarantees of Debt Securities (7)	—	—	—	—
Total	—	—	$200,000,000	$11,160	(8)

(1)	Pursuant to General Instruction II.D of Form S-3, not specified as to each class of securities to be registered. There is being registered hereby such indeterminate number or amount, as the case may be, of the securities of each identified class as may from time to time be issued at indeterminate prices. Securities registered hereby may be offered for U.S. dollars or the equivalent thereof in foreign currencies. Securities registered hereby may be sold separately, together or in units with other securities registered hereby.

(2)	The securities being registered hereby may be convertible into or exchangeable or exercisable for other securities of any identified class. In addition to the securities that may be issued directly under this registration statement, there is being registered hereunder such indeterminate aggregate number or amount, as the case may be, of the securities of each identified class as may from time to time be issued upon the conversion, exchange, settlement or exercise of other securities offered hereby. Separate consideration may or may not be received for securities that are issued upon the conversion or exercise of, or in exchange for, other securities offered hereby. If any debt securities are issued at an original issue discount, then the offering price of such debt securities shall be such greater amount as shall result in an aggregate initial offering price not to exceed $200,000,000, less the aggregate dollar amount of all securities previously issued hereunder.

(3)	Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(o) under the Securities Act, and exclusive of accrued interest, distributions and dividends, if any. The proposed maximum offering price will be determined from time to time in connection with the issuance of the securities registered hereunder.

(4)	Calculated pursuant to Rule 457(o) under the Securities Act.

(5)	Includes the rights attached to each share of common stock pursuant to the stockholder rights plan adopted on May 21, 2009, which rights are not currently separable from the shares of common stock and are not currently exercisable.

(6)	The debt securities may be issued without guarantees or may be guaranteed by one or more of the registrants named below under “Table of Additional Registrants.”

(7)	The guarantees of debt securities will be issued by one or more of the registrants named below under “Table of Additional Registrants” and will be issued without additional consideration. Pursuant to Rule 457(n), no registration fee is payable with respect to any such guarantees.

(8)	Previously paid.

Table of Additional Registrants

	Primary Standard
	Industrial
Exact Name of Additional	Classification		I.R.S. Employer
Registrants*	Number	Jurisdiction of Formation	Identification No.

Cabarrus Plastics, Inc.	3714	North Carolina	56-1621055
CVG CS LLC	3714	Delaware	26-1459567
CVG European Holdings, LLC	3714	Delaware	20-5764995
CVG Logistics, LLC	3714	Delaware	20-1869535
CVG Management Corporation	3714	Delaware	20-2012737
CVG Oregon, LLC	3714	Delaware	26-1148839
CVS Holdings, Inc.	3714	Delaware	41-1967792
Mayflower Vehicle Systems, LLC	3714	Delaware	20-1895930
Monona Corporation	3714	Delaware	71-0944690
Monona (Mexico) Holdings LLC	3714	Illinois	36-4376683
Monona Wire Corporation	3714	Iowa	42-0945022
National Seating Company	3714	Delaware	36-2932300
Sprague Devices, Inc.	3714	Delaware	35-2104052
Trim Systems, Inc.	3714	Delaware	41-1887687
Trim Systems Operating Corp.	3714	Delaware	41-1921605

*	The address for each of the Additional Registrants is c/o Commercial Vehicle Group, Inc., 7800 Walton Parkway, New Albany, Ohio 43054, telephone: (614) 289-5360. The name, address, including zip code of the agent for service for each of the Additional Registrants is Chad M. Utrup, Chief Financial Officer of Commercial Vehicle Group, Inc., 7800 Walton Parkway, New Albany, Ohio 43054, telephone: (614) 289-5360

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note
This Amendment No. 1 to the Company’s Registration Statement on Form S-3 (Commission File No. 333-163276) is being filed for the purposes of filing Exhibits 5.1, 5.2 and 5.3 thereto and no changes or additions are being made hereby to the prospectus that forms a part of the Registration Statement. Accordingly, the prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution.

The following is a statement of the estimated expenses, to be paid solely by Commercial Vehicle Group, Inc. (the “Company”), in connection with the issuance and distribution of the securities being registered hereby:

Securities and Exchange Commission registration fee		$11,160
FINRA filing fee		*
Printing expense		*
Accounting fees and expense		*
Legal fees and expense		*
Miscellaneous expenses		*

Total	$	*

*	To be filed by amendment, Rule 424 filing or Form 8-K filing.

Item 15.	Indemnification of Directors and Officers.

Delaware

Section 145 of the Delaware General Corporation Law (the “DGCL”) authorizes a corporation, subject to the procedures and limitations stated therein, to indemnify its directors, officers, employees and agents against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement reasonably incurred provided they act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, they had no reasonable cause to believe their conduct was unlawful. In the case of proceedings brought by or on behalf of the corporation, indemnification is limited to expenses and is not permitted if the individual is adjudged liable to the corporation, unless the court determines otherwise. The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.

Section 108 of the Delaware Limited Liability Company Act (the “DLLCA”) provides that subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

Article Seven of our Amended and Restated Certificate of Incorporation provides that to the fullest extent permitted by the DGCL, none of the Registrant’s directors shall be liable to it or its stockholders for monetary damages for a breach of fiduciary duty. In addition, the Registrant’s certificate of incorporation provides for indemnification of any person who was or is made, or threatened to be made, a party to or is involved in any action, suit or other proceeding, whether, civil, criminal, administrative or investigative, because of his or her status as a director or officer of the Registrant, or service at the request of the Registrant as a director or officer of another corporation, as a partner or officer of a partnership, as a member or officer of a limited liability company, as a principal or officer of a joint venture, as a trustee or officer of a trust or in any comparable capacity in any other enterprise, including service with respect to an employee benefit plan, to the fullest extent authorized under the DGCL against all expenses, liabilities and losses actually and reasonably incurred or suffered by such person in connection therewith. Further, all of the directors and officers of the Registrant are covered by insurance policies maintained and held in effect by the Registrant against certain liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

The Certificate of Incorporation of CVG Management Corporation provides that to the fullest extent provided by the DGCL, a director shall not be liable to the company or its stockholders for monetary damages for a breach of fiduciary duty as a director. The Bylaws of CVG Management Corporation provide that each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the corporation or is or was serving at the request of the corporation as a director, officer, employee, fiduciary, or agent of another corporation or of a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the corporation to the fullest extent which it is empowered to do so unless prohibited from doing so by the DGCL, as the same exists or may hereafter be amended against all expense, liability and loss (including attorneys’ fees actually and reasonably incurred by such person in connection with such proceeding).

The Certificates of Incorporation of CVS Holdings Inc., Sprague Devices, Inc., Trim Systems, Inc. and Trim Systems Operating Corp. provide that to the fullest extent provided by the DGCL, a director shall not be liable to the company or its stockholders for monetary damages for a breach of fiduciary duty as a director. The Bylaws of CVS Holdings Inc., Sprague Devices, Inc., Trim Systems, Inc. and Trim Systems Operating Corp. provide that each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer, of the corporation or is or was serving at the request of the corporation as a director, officer, employee, fiduciary, ox agent of another corporation or of a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the corporation to the fullest extent which it is empowered to do so unless prohibited from doing so by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment) against all expense, liability and loss (including attorneys’ fees actually and reasonably incurred by such person in connection with such proceeding).

The Certificate of Incorporation of Monona Corporation provides that the corporation shall indemnify, to the fullest extent permitted by Section 145 of the DGCL, each person that such section grants the corporation the power to indemnify. No director shall be personally liable to the corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director, except that a director shall be liable to the extent provided by applicable law, (i) for beach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL and (iv) for any transaction from which the director derived an improper personal benefit. The Bylaws of Monona Corporation provide that each person who was or is threatened to be made a named defendant or respondent in any action, suit or proceeding, whether civil, criminal administrative or investigative, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while service as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the DGCL against all expense, liability and loss reasonably incurred or suffered by such person in connection therewith.

The Certificate of Incorporation of National Seating Company provides that none of the company’s directors shall be liable to it or its stockholders for monetary damages for a breach of fiduciary duty, except that a director shall be liable to the extent provided by applicable law, (i) for beach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL and (iv) for any transaction from which the director derived an improper personal benefit. The Bylaws of National Seating Company provide that the company shall indemnify its officers, directors, employees and agents to the extent permitted by the DGCL.

The Agreements of Limited Liability Company of CVG CS LLC, CVG European Holdings, LLC and CVG Oregon, LLC provide that the member shall not be liable to the company in damages for any action that the member takes or fails to take in such capacity, unless it is proved, by clear and convincing evidence, in a court of competent jurisdiction that such action or failure to act was undertaken with deliberate intent to cause injury to the company or with reckless disregard for the best interests of the company, and that the company shall indemnify the member to the fullest extent permitted by the DLLCA.

The Limited Liability Company Agreement of CVG Logistics, LLC provides that the DLLCA shall govern the affairs of the company and the conduct of its business, except as provided in the Limited Liability Company Agreement.

The Limited Liability Company Agreement of Mayflower Vehicle Systems, LLC provides that the member shall not have any liability for the obligations or liabilities of the Company except to the extent provided in the DLLCA.

Illinois

Section 15-7 of the Illinois Limited Liability Company Act (the “ILLCA”) provides that a limited liability company shall indemnify a member or manager for liabilities incurred by the member or manager in the ordinary course of the business of the company or for the preservation of its business or property.

Section 3.2 of the Operating Agreement of Monona (Mexico) Holdings LLC provides that the liability of the member for debts, liabilities or obligations of the company shall be limited to the fullest extent permitted by the ILLCA.

Iowa

Section 490.851 of the Iowa Business Corporation Act (the “IBCA”) provides for permissible indemnification if, subject to certain exceptions, an individual is a party to a proceeding because the individual is a director if either (a) the individual acted in good faith and the individual reasonably believed (i) in the case of conduct in the individual’s official capacity, that the individual’s conduct was in the best interests of the corporation, (ii) in all other cases, that the individual’s conduct was at least not opposed to the best interests of the corporation or (iii) in the case of any criminal proceeding, the individual had no reasonable cause to believe the individual’s conduct was unlawful or (b) the individual engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the articles of incorporation.

Section 490.852 of the IBCA provides for mandatory indemnification for a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because the director is or was a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding.

The Bylaws of Monona Wire Corporation provide that, subject to certain exceptions, each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the corporation or is or was serving at the request of the corporation as a director, officer, employee, fiduciary, or agent of another corporation or of a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the corporation to the fullest extent which it is empowered to do so by the IBCA, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys’ fees actually and reasonably incurred by such person in connection with such proceeding).

North Carolina

Section 55-8-51 of the North Carolina Business Corporation Act (the “NCBCA”) provides that subject to certain exceptions, a corporation may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if he conducted himself in good faith; he reasonably believed (i) in the case of conduct in his official capacity with the corporation, that his conduct was in its best interests and (ii) in all other cases, that his conduct was at least not opposed to its best interests; and in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

Section 55-8-51 of the NCBCA provides that unless limited by its articles of incorporation, a corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

The Bylaws of Cabarrus Plastics, Inc. provide that, subject to certain exceptions, any person who at any time serves or has served as a director of the corporation, or who, while serving as a director of the corporation, serves or has served, at the request of the corporation, as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or as a trustee or administrator under an employee benefit plan, shall have a right to be indemnified by the corporation to the fullest extent permitted by law against reasonable expenses, including attorneys’ fees, incurred by him in connection with any threatened, pending or completed civil, criminal, administrative, investigative or arbitrative action, suit or proceeding (and any appeal therein).

Item 16.	Exhibits.

Reference is made to the attached Exhibit Index.

Item 17.	Undertakings.

The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (i), (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Securities and Exchange Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser,

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(6) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(7) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(8) That, for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b) (1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(9) That, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(10) Each of the undersigned registrants hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939 in accordance with the rules and regulations prescribed by the SEC under Section 305(b)(2) of the Trust Indenture Act of 1939.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Albany, State of Ohio, on December 16, 2009.

COMMERCIAL VEHICLE GROUP, INC.

/s/  Mervin Dunn
Mervin Dunn
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to registration statement has been signed by the following persons in the capacities and on December 16, 2009:

Signature	Capacity

* Scott D. Rued	Chairman and Director

/s/ Mervin Dunn Mervin Dunn	Director, President and Chief Executive Officer (Principal Executive Officer)

* Scott C. Arves	Director

* David R. Bovee	Director

* Robert C. Griffin	Director

* S.A. Johnson	Director

* John W. Kessler	Director

* Richard A. Snell	Director

/s/ Chad M. Utrup Chad M. Utrup	Executive Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to registration statement on Form S-3 pursuant to the Power of Attorney executed by the above-named officers and directors of Commercial Vehicle Group, Inc. and filed with the Securities and Exchange Commission.

/s/  Chad M. Utrup
Chad M. Utrup
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Albany, State of Ohio, on December 16, 2009.

CABARRUS PLASTICS, INC.

/s/  Mervin Dunn
Mervin Dunn
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to registration statement has been signed by the following persons in the capacities and on December 16, 2009:

Signature	Capacity

/s/ Mervin Dunn Mervin Dunn	Director, President and Chief Executive Officer (Principal Executive Officer)

/s/ Chad M. Utrup Chad M. Utrup	Director, Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer)

* Gerald L. Armstrong	Director

* James F. Williams	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to registration statement on Form S-3 pursuant to the Power of Attorney executed by the above-named officers and directors of Cabarrus Plastics, Inc. and filed with the Securities and Exchange Commission.

/s/  Chad M. Utrup
Chad M. Utrup
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Albany, State of Ohio, on December 16, 2009.

CVG LOGISTICS, LLC

/s/  Mervin Dunn
Mervin Dunn
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to registration statement has been signed by the following persons in the capacities and on December 16, 2009:

Signature		Capacity

/s/ Mervin Dunn Mervin Dunn		President and Chief Executive Officer (Principal Executive Officer)

/s/ Chad M. Utrup Chad M. Utrup		Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer)

COMMERCIAL VEHICLE GROUP, INC.		Sole Member

By:	/s/ Mervin Dunn Name: Mervin Dunn Title: President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Albany, State of Ohio, on December 16, 2009.

CVG MANAGEMENT CORPORATION

/s/  Mervin Dunn
Mervin Dunn
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to registration statement has been signed by the following persons in the capacities and on December 16, 2009:

Signature	Capacity

/s/ Mervin Dunn Mervin Dunn	Director, President and Chief Executive Officer (Principal Executive Officer)

/s/ Chad M. Utrup Chad M. Utrup	Director, Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer)

* Gerald L. Armstrong	Director

* James F. Williams	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to registration statement on Form S-3 pursuant to the Power of Attorney executed by the above-named officers and directors of CVG Management Corporation and filed with the Securities and Exchange Commission.

/s/  Chad M. Utrup
Chad M. Utrup
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Albany, State of Ohio, on December 16, 2009.

CVG CS LLC

/s/  Mervin Dunn
Mervin Dunn
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to registration statement has been signed by the following persons in the capacities and on December 16, 2009:

Signature		Capacity

/s/ Mervin Dunn Mervin Dunn		President and Chief Executive Officer (Principal Executive Officer)

/s/ Chad M. Utrup Chad M. Utrup		Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer)

NATIONAL SEATING COMPANY		Sole Member

By:	/s/ Mervin Dunn Name: Mervin Dunn Title: President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Albany, State of Ohio, on December 16, 2009.

CVG EUROPEAN HOLDINGS, LLC

/s/  Mervin Dunn
Mervin Dunn
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to registration statement has been signed by the following persons in the capacities and on December 16, 2009:

Signature		Capacity

/s/ Mervin Dunn Mervin Dunn		President and Chief Executive Officer (Principal Executive Officer)

/s/ Chad M. Utrup Chad M. Utrup		Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer)

COMMERCIAL VEHICLE GROUP, INC.		Sole Member

By:	/s/ Mervin Dunn Name: Mervin Dunn Title: President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Albany, State of Ohio, on December 16, 2009.

CVG OREGON, LLC

/s/  Mervin Dunn
Mervin Dunn
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to registration statement has been signed by the following persons in the capacities and on December 16, 2009:

Signature		Capacity

/s/ Mervin Dunn Mervin Dunn		President and Chief Executive Officer (Principal Executive Officer)

/s/ Chad M. Utrup Chad M. Utrup		Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer)

TRIM SYSTEMS OPERATING CORP.		Sole Member

By:	/s/ Mervin Dunn Name: Mervin Dunn Title: President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Albany, State of Ohio, on December 16, 2009.

CVS HOLDINGS, INC.

/s/  Mervin Dunn
Mervin Dunn
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to registration statement has been signed by the following persons in the capacities and on December 16, 2009:

Signature	Capacity

/s/ Mervin Dunn Mervin Dunn	Director, President and Chief Executive Officer (Principal Executive Officer)

/s/ Chad M. Utrup Chad M. Utrup	Director, Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer)

* Gerald L. Armstrong	Director

* James F. Williams	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to registration statement on Form S-3 pursuant to the Power of Attorney executed by the above-named officers and directors of CVS Holdings, Inc. and filed with the Securities and Exchange Commission.

/s/  Chad M. Utrup
Chad M. Utrup
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Albany, State of Ohio, on December 16, 2009.

MAYFLOWER VEHICLE SYSTEMS, LLC

/s/  Mervin Dunn
Mervin Dunn
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to registration statement has been signed by the following persons in the capacities and on December 16, 2009:

Signature		Capacity

/s/ Mervin Dunn Mervin Dunn		Director, President and Chief Executive Officer (Principal Executive Officer)

/s/ Chad M. Utrup Chad M. Utrup		Director, Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer)

COMMERCIAL VEHICLE GROUP, INC.		Sole Member

By:	/s/ Mervin Dunn Name: Mervin Dunn Title: President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Albany, State of Ohio, on December 16, 2009.

MONONA CORPORATION

/s/  Mervin Dunn
Mervin Dunn
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to registration statement has been signed by the following persons in the capacities and on December 16, 2009:

Signature	Capacity

/s/ Mervin Dunn Mervin Dunn	Director, President and Chief Executive Officer (Principal Executive Officer)

/s/ Chad M. Utrup Chad M. Utrup	Director, Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer)

* Gerald L. Armstrong	Director

* James F. Williams	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to registration statement on Form S-3 pursuant to the Power of Attorney executed by the above-named officers and directors of Monona Corporation and filed with the Securities and Exchange Commission.

/s/  Chad M. Utrup
Chad M. Utrup
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Albany, State of Ohio, on December 16, 2009.

MONONA WIRE CORPORATION

/s/  Mervin Dunn
Mervin Dunn
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to registration statement has been signed by the following persons in the capacities and on December 16, 2009:

Signature	Capacity

/s/ Mervin Dunn Mervin Dunn	Director, President and Chief Executive Officer (Principal Executive Officer)

/s/ Chad M. Utrup Chad M. Utrup	Director, Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer)

* Gerald L. Armstrong	Director

* James F. Williams	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to registration statement on Form S-3 pursuant to the Power of Attorney executed by the above-named officers and directors of Monona Wire Corporation and filed with the Securities and Exchange Commission.

/s/  Chad M. Utrup
Chad M. Utrup
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Albany, State of Ohio, on December 16, 2009.

MONONA (MEXICO) HOLDINGS LLC

/s/  Mervin Dunn
Mervin Dunn
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to registration statement has been signed by the following persons in the capacities and on December 16, 2009:

Signature		Capacity

/s/ Mervin Dunn Mervin Dunn		President and Chief Executive Officer (Principal Executive Officer)

/s/ Chad M. Utrup Chad M. Utrup		Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer)

MONONA WIRE CORPORATION		Sole Member

By:	/s/ Mervin Dunn Name: Mervin Dunn Title: President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Albany, State of Ohio, on December 16, 2009.

NATIONAL SEATING COMPANY

/s/  Mervin Dunn
Mervin Dunn
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to registration statement has been signed by the following persons in the capacities and on December 16, 2009:

Signature	Capacity

/s/ Mervin Dunn Mervin Dunn	Director, President and Chief Executive Officer (Principal Executive Officer)

/s/ Chad M. Utrup Chad M. Utrup	Director, Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer)

* Gerald L. Armstrong	Director

* James F. Williams	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to registration statement on Form S-3 pursuant to the Power of Attorney executed by the above-named officers and directors of National Seating Company and filed with the Securities and Exchange Commission.

/s/  Chad M. Utrup
Chad M. Utrup
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Albany, State of Ohio, on December 16, 2009.

SPRAGUE DEVICES, INC.

/s/  Mervin Dunn
Mervin Dunn
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to registration statement has been signed by the following persons in the capacities and on December 16, 2009:

Signature	Capacity

/s/ Mervin Dunn Mervin Dunn	Director, President and Chief Executive Officer (Principal Executive Officer)

/s/ Chad M. Utrup Chad M. Utrup	Director, Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer)

* Gerald L. Armstrong	Director

* James F. Williams	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to registration statement on Form S-3 pursuant to the Power of Attorney executed by the above-named officers and directors of Sprague Devices, Inc. and filed with the Securities and Exchange Commission.

/s/  Chad M. Utrup
Chad M. Utrup
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Albany, State of Ohio, on December 16, 2009.

TRIM SYSTEMS OPERATING CORP.

/s/  Mervin Dunn
Mervin Dunn
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to registration statement has been signed by the following persons in the capacities and on December 16, 2009:

Signature	Capacity

/s/ Mervin Dunn Mervin Dunn	Director, President and Chief Executive Officer (Principal Executive Officer)

/s/ Chad M. Utrup Chad M. Utrup	Director, Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer)

* Gerald L. Armstrong	Director

* James F. Williams	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to registration statement on Form S-3 pursuant to the Power of Attorney executed by the above-named officers and directors of Trim Systems Operating Corp. and filed with the Securities and Exchange Commission.

/s/  Chad M. Utrup
Chad M. Utrup
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Albany, State of Ohio, on December 16, 2009.

TRIM SYSTEMS, INC.

/s/  Mervin Dunn
Mervin Dunn
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to registration statement has been signed by the following persons in the capacities and on December 16, 2009:

Signature	Capacity

/s/ Mervin Dunn Mervin Dunn	Director, President and Chief Executive Officer (Principal Executive Officer)

/s/ Chad M. Utrup Chad M. Utrup	Director, Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer)

* Gerald L. Armstrong	Director

* James F. Williams	Director

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to registration statement on Form S-3 pursuant to the Power of Attorney executed by the above-named officers and directors of Trim Systems, Inc. and filed with the Securities and Exchange Commission.

/s/  Chad M. Utrup
Chad M. Utrup
Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description

1.1	Form of Underwriting Agreement.*
3.1	Amended and Restated Certificate of Incorporation of Commercial Vehicle Group, Inc. (the “Company”) (incorporated by reference to the Company’s quarterly report on Form 10-Q (File No. 000-50890) as filed with the Securities and Exchange Commission (the “Commission”) on September 17, 2004).
3.2	Amended and Restated By-laws of the Company (incorporated by reference to the Company’s quarterly report on Form 10-Q (File No. 000-50890) as filed with the Commission on September 17, 2004).
3.3	Articles of Incorporation of Cabarrus Plastics, Inc. (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).
3.4	Amended and Restated By-Laws of Cabarrus Plastics, Inc. (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).
3.5	Certificate of Formation of CVG Logistics, LLC (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).
3.6	Limited Liability Company Agreement of CVG Logistics, LLC (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).
3.7	Certificate of Incorporation of CVG Management Corporation (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).
3.8	By-Laws of CVG Management Corporation (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).
3.9	Certificate of Formation of CVG CS LLC.**
3.10	Operating Agreement of CVG CS LLC.**
3.11	Certificate of Formation of CVG European Holdings, LLC.**
3.12	Operating Agreement of CVG European Holdings, LLC.**
3.13	Certificate of Formation of CVG Oregon, LLC.**
3.14	Operating Agreement of CVG Oregon, LLC.**
3.15	Amended and Restated Certificate of Incorporation of CVS Holdings, Inc. (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).
3.16	By-Laws of CVS Holdings, Inc. (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).
3.17	Certificate of Formation of Mayflower Vehicle Systems, LLC (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).
3.18	Limited Liability Company Agreement of Mayflower Vehicle Systems, LLC (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).
3.19	Certificate of Incorporation of Monona Corporation (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).
3.20	By-Laws of Monona Corporation (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).
3.21	Amended and Restated Articles of Incorporation of Monona Wire Corporation (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).
3.22	Amended and Restated By-Laws of Monona Wire Corporation (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).

Exhibit No.	Description

3.23	Articles of Organization of Monona (Mexico) Holdings LLC (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).
3.24	Operating Agreement of Monona (Mexico) Holdings LLC (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).
3.25	Certificate of Incorporation of National Seating Company (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).
3.26	Restated By-Laws of National Seating Company (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).
3.27	Certificate of Incorporation of Sprague Devices, Inc. (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).
3.28	By-Laws of Sprague Devices, Inc. (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).
3.29	Certificate of Incorporation of Trim Systems Operating Corp. (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).
3.30	By-Laws of Trim Systems Operating Corp. (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).
3.31	Certificate of Incorporation of Trim Systems, Inc. (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).
3.32	Amended and Restated By-Laws of Trim Systems, Inc. (incorporated by reference to the Company’s registration statement on Form S-4 (File No. 333-129368) as filed with the Commission on November 1, 2005).
4.1	Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to the Company’s quarterly report on Form 10-Q (File No. 000-50890) as filed with the Securities and Exchange Commission (the “Commission”) on September 17, 2004).
4.2	Amended and Restated By-laws of the Company (incorporated by reference to the Company’s quarterly report on Form 10-Q (File No. 000-50890) as filed with the Commission on September 17, 2004).
4.3	Form of Common Stock Certificate (incorporated by reference to Exhibit 4.4 to the Company’s Form S-1/A (File No. 333-115708) as filed with the Commission on August 3, 2004).
4.4	Commercial Vehicle Group, Inc. Rights Agreement, dated as of May 21, 2009, by and between the Company and Computershare Trust Company, N.A. (incorporated by reference to the Company’s current report on Form 8-K (File No. 000-50890), filed on May 22, 2009).
4.5	Form of Rights Certificate (included as Exhibit B to the Rights Agreement) (incorporated by reference to the Company’s current report on Form 8-K (File No. 000-50890), filed on May 22, 2009).
4.6	Form of Summary of Rights to Purchase (included as Exhibit C to the Rights Agreement) (incorporated by reference to the Company’s current report on Form 8-K (File No. 000-50890), filed on May 22, 2009).
4.7	Form of Senior Indenture.**
4.8	Form of Subordinated Indenture.**
4.9	Form of Certificate evidencing the debt securities.*
5.1	Opinion of Kirkland & Ellis LLP.
5.2	Opinion of Robinson, Bradshaw & Hinson, P.A.
5.3	Opinion of Shuttleworth & Ingersoll, PLC.
12.1	Calculation of ratio of earnings to fixed charges.**
23.1	Consent of Deloitte & Touche LLP.**
23.2	Consent of Kirkland & Ellis LLP (set forth in Exhibit 5.1).
23.3	Consent of Robinson, Bradshaw & Hinson, P.A. (set forth in Exhibit 5.2).

Exhibit No.	Description

23.4	Consent of Shuttleworth & Ingersoll, PLC (set forth in Exhibit 5.3).
24.1	Powers of attorney (included on the signature pages of the Registration Statement).**
25.1	Statement of Eligibility under the Trust Indenture Act of 1939 on Form T-1 of U.S. Bank National Association, the trustee under the senior indenture with respect to the senior debt securities.**
25.2	Statement of Eligibility under the Trust Indenture Act of 1939 on Form T-1 of U.S. Bank National Association, the trustee under the subordinated indenture with respect to the subordinated debt securities.**

*	To be filed, if necessary, subsequent to the effectiveness of this registration statement as an exhibit to a Current Report on Form 8-K or other document to be incorporated by reference herein or to a post-effective amendment hereto, if applicable.

**	Previously filed.